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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 7, 2001


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                           1-4018                       53-0257888
   (State or Other                     (Commission                  (IRS Employer
   Jurisdiction of                     File Number)                 Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                                     10017
   (Address of principal executive offices)                         (Zip Code)

                                 (212) 922-1640
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

        On October 5, 2000, Dover Corporation (the "Company") filed with the Securities and Exchange Commission a Registration Statement on Form S-3, as amended on November 15, 2000 (File No. 333-47396) (the "Registration Statement"), registering $1,000,000,000 of debt securities under Rule 415 of the Securities Act of 1933, as amended. The trustee under the indenture relating to such securities will be Bank One Trust Company, N.A. The statement of eligibility under the Trust Indenture Act of 1939 of Bank One Trust Company, N.A., as trustee, which is Exhibit 25 to the Registration Statement, is filed herewith on Form T-1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     The following exhibits are filed as part of this Report:

        25 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 (with respect to Registration Statement No. 333-47396).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOVER CORPORATION


Date:  February 7, 2001
                                 By:      /s/ Robert G. Kuhbach
                                        ----------------------------------------
                                        Name:   Robert G. Kuhbach
                                        Title:  Vice President, General Counsel
                                                and Secretary





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                                  EXHIBIT INDEX

Exhibits

25 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 (with respect to Registration Statement No. 333-47396).